Other Noncurrent Assets (Details) - Schedule of Other Noncurrent Assets - USD ($)		Mar. 31, 2024	Mar. 31, 2023
Schedule of Other Noncurrent Assets [Abstract]
Forest land use rights	[1]	$ 639,414	$ 691,537
Others		43,023	98,519
Total		$ 682,437	$ 790,056

[1]	The prepayment for lease of forest land use rights is made to a local government in connection with an operating land lease agreement. The land is currently used to cultivate Ginkgo trees. The forest rights certificate from the local village extends the life of the lease to January 31, 2060.